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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 29, 2004


                    COMMERCIAL NATIONAL FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                    MICHIGAN
                 (State or other jurisdiction of incorporation)



            0-17000                                    38-2799780
    (Commission File Number)               (IRS Employer Identification No.)



          101 North Pine River Street, Ithaca, Michigan           48847
             (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (989) 875-4144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02         DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         (d) On December 29, 2004, the Board of Directors of the Company issued a press release announcing the appointment of Richard
                  S. Prestage as a director of the Company and the Company's wholly-owned subsidiary, Commercial Bank, effective February 1, 2005. Mr. Prestage has not been assigned to any board committees at this time.

                  Mr. Prestage (age 44) is owner and administrator of Schnepp Health Care Center a skilled nursing home facility.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         The following exhibit is filed as part of this report:

         Exhibit 99.1 Press release dated December 29, 2004 announcing appointment of Richard S. Prestage to the Company's Board of Directors and to the Board of Directors of Commercial Bank.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 29, 2004            COMMERCIAL NATIONAL FINANCIAL CORPORATION


                                     By:  /s/ Jeffrey S. Barker
                                          ----------------------
                                          Jeffrey S. Barker, President and
                                          Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------

Exhibit 99.1               Press Release